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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in each Registration Statement on Form S-8 (No. 33-26053, 33-63962, 33-63964 and 333-48155) of
Rehabilicare Inc. of our report dated September 2, 1999 relating to the financial statements, which appears in this Form 10-KSB.




PRICEWATERHOUSECOOPERS LLP

Minneapolis, Minnesota
September 27, 1999